Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events

Note   31.               Subsequent events

Reverse Acquisition

On January 1, 2023, the Semiconductors Group was sold by WISeKey International Holding Ltd to its wholly owned subsidiary SEALSQ Corp. in exchange for a consideration of 1,499,700 SEALSQ Class F shares, par value USD 0.05 and 7,501,400 SEALSQ ordinary shares.

The acquisition by SEALSQ Corp. of the Semiconductors Group is a transaction under common control in line with ASC 805-50 because both entities were wholly owned by WISeKey. The combination will be accounted for as a reverse acquisition from January 1, 2023, in line with ASC 805-40 “Reverse Acquisitions” because SEALSQ Corp., then a so-called empty shell private company with no operating activities that was not considered a business under US GAAP standards, acquired the Semiconductors Group, a private operating company and its affiliates. This transaction being a capital transaction in substance, it qualifies as a reverse acquisition that is considered a recapitalization under common control whereby SEALSQ is the legal acquirer and accounting acquiree, whereas the Semiconductors Group is the legal acquiree and accounting acquirer.

Indebtedness to related parties

On January 1, 2023, the Group entered into a Loan Agreement (the “New Loan Agreement”) with WISeKey pursuant to which all loans outstanding are replaced with the New Loan Agreement, meaning that all outstanding loan amounts are governed by the terms and conditions of the New Loan Agreement. Under the New Loan Agreement, the Group may borrow funds up to an aggregate amount of USD 5 million in instalments of no more than USD 1 million each. The New Loan Agreement loan bears interest at the rate of 2.5% per annum and is repayable by December 31, 2024.